Exhibit 99.1

American Education Center Signs Letter of Intent with International
Consulting Firm for Business Development

NEW YORK, NY May 9, 2018/PRNewswire/ –American Education Center, Inc. (“AEC” or the “Company”) (OTCQB: AMCT), an emerging growth company providing educational and career enrichment opportunities for Chinese students studying in the United States, announced today that it has entered into a non-binding letter of intent (“LOI”) with AmeriChina Group (“AmeriChina”) on May 5, 2018, a public relations and business consulting firm assisting American and Chinese businesses establishing and expanding their brands, for business development.

Pursuant to the LOI, AEC and AmeriChina will work closely together to establish cooperation in relevant fields. This LOI represents a milestone for AEC in the expansion of its business through sharing AmeriChina’s customized advertising, media relations, event planning, and cultural experiences. The LOI is expected to expand AEC’s brand awareness in both the United States and China.

Max P. Chen, Chairman and Chief Executive Officer of AEC, commented, “Recognizing the rising number of high-net-worth Chinese families willing to invest in their children’s education prospects abroad, AEC offers customized services that address the needs of international students during their entire process from college application, admission, and post-graduation career development. We believe that customized cultural experiences will help international students better assimilate their lives in their host country and contribute to their academic and career successes.”

Mr. Chen continued, “We hope that AmeriChina’s experience in delivering cultural experiences will bolster AEC’s service offerings in cross-cultural programs and personalized services for student families. We look forward to exploring the potential operational and financial contributions it may generate.”

About American Education Center, Inc. (OTCQB: AMCT)

Headquartered in New York with operations in China, American Education Center, Inc. is one of the most experienced and recognizable comprehensive education advisory service companies in the United States. Our service offerings include customized placement advisory, career advisory, and student and family services advisory designed to address the demand of rising middleclass families in China for quality education and career experience in the United States. We prioritize personalized attention to students, our ability to place educators and students at top universities globally, and understanding the recruiting needs of top universities for international students and faculty, within a single organization. For more information, please visit: www.aec100.com.

About AmeriChina Group

AmeriChina Group is a consulting firm assisting American businesses in establishing and expanding their brands into the contemporary Chinese marketplace and, in turn, connecting Chinese businesses and individuals with U.S. opportunities. Main services include customized global study and experience trips, international event planning, and advertising and media relations. AmeriChina’s past projects include personalized tour arrangements of international fashion weeks, film festivals, and entrepreneurial conferences, as well as event planning in the culture, education, business, and high fashion sectors. For more information, please visit: www.americhinagroup.com.

Forward Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by terminology such as “will,” “expects,” “anticipates,” “future,” “intends,” “plans,” “believes,” “estimates” and similar statements. All statements other than statements of historical fact in this press release are forward-looking statements and involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. These forward-looking statements are based on management’s current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates, but involve a number of unknown risks and uncertainties, Further information regarding these and other risks is included in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.

For more information, please contact:

Nancy Qin

American Education Center, Inc.
Phone: (212) 825-0437

Email:f.qin@aec100.com

Tina Xiao
Ascent Investor Relations LLC
Phone: +1-917-609-0333
Email: tina.xiao@ascent-ir.com